UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2008

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	000-21671	35-1887991
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 North Pennsylvania Street, Suite 700 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 261-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

As previously reported on the Company’s Form 8-K filed on December 13, 2007, on December 7, 2007 the Audit Committee of the Board of Directors of the Company determined it would dismiss Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm upon completion by Ernst & Young of its procedures on the Company’s financial statements as of and for the fiscal year ended December 31, 2007 and the Form 10-K in which such financial statements will be included.

On March 14, 2008, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2007. In connection therewith, Ernst & Young has completed its procedures regarding the Company’s financial statements as of and for the fiscal year ended December 31, 2007 and has thereby completed its services as the Company’s independent registered public accounting firm.

Ernst & Young’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2006 and December 31, 2007, and through March 14, 2008, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) which, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference thereto in its report on the consolidated financial statements for such years. There were no reportable events as defined by Item 304(a)(1)(v) of Regulation S-K.

The Company requested that Ernst &Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. The Company received Ernst & Young’s letter on March 18, 2008. A copy of Ernst & Young’s letter is attached to this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 18, 2008 (received by the Company on March 18, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2008

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

By: /s/ Debra L. Ross
Debra L. Ross
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young, LLP to the Securities and Exchange Commission, dated March 18, 2008